UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2002

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2002-3 Mortgage Pass-Through Certificates, Series 2002-3)

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware               333-75724                      06-1204982
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission                   (IRS Employer
         incorporation)           File Number)               Identification No.)

1285 Avenue of the Americas, New York, New York                     10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 713-2000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events

            On August 30, 2002 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2002-3 Mortgage Pass-Through Certificates, Series 2002-3, Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 4-A-1, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $486,154,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, JPMorgan Chase Bank, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages Trust 2002-3 Mortgage Pass-Through Certificates, Series 2002-3, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of four pools of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (4) Pooling and Servicing Agreement, dated as of August 1, 2002, among Mortgage Asset Securitization Transactions, Inc., Wells Fargo Bank Minnesota, N.A., JPMorgan Chase Bank and UBS Warburg Real Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

September 10, 2002

                                        By:    /s/ Craig Eckes
                                            ------------------------------------
                                            Name:  Craig Eckes
                                            Title:  Director


                                        By:    /s/ Peter Ma
                                            ------------------------------------
                                            Name:  Peter Ma
                                            Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(4)               Pooling and Servicing Agreement, dated as             E
                  of August 1, 2002, among Mortgage Asset
                  Securitization Transactions, Inc., Wells
                  Fargo Bank Minnesota, N.A., JPMorgan Chase
                  Bank and UBS Warburg Real Estate
                  Securities Inc.